Borrowings and Credit Facilities	9 Months Ended
Jul. 29, 2011
Borrowings and Credit Facilities [Abstract]
Borrowings and Credit Facilities
4.	Borrowings and Credit Facilities

Direct borrowings and capital lease obligations consisted of the following:

	July 29,	October 29,
In thousands	2011	2010

Term Loan due 2016	$500,000	$-
6.0% Senior Notes due 2016	247,924	247,677
6.625% Senior Notes due 2036	148,435	148,417
Short-term notes payable and bank overdrafts	8,500	1,208
Capital leases and other	2,207	574
	907,066	397,876
Less: Amounts due within one year	(33,700)	(1,550)

Long-term obligations	$873,366	$396,326

As of June 21, 2011 we have exercised our option under the unsecured revolving credit facility (the “Credit Agreement”) to increase the aggregate revolving commitment available by an additional $200.0 million.  As increased, the $700.0 million Credit Agreement is set to expire November 3, 2014.  Outstanding borrowings bear interest equal to the London Interbank Offered Rate (“LIBOR”) (defined as applicable LIBOR rate for the equivalent interest period plus 1.75% to 2.75%) or the base rate (defined as the higher of the prime rate, Federal Funds Effective Rate plus 0.5%, or Eurodollar Rate plus 1.0%) at our option.  We pay a commitment fee ranging from 0.25% to 0.5% on the unused portion of the revolving credit facility based on our credit rating.  The Credit Agreement requires the maintenance of certain financial covenants, including leverage and interest coverage ratios.  The Credit Agreement also restricts payments of dividends or other return of capital when the consolidated leverage ratio exceeds a stated amount. At July 29, 2011, we were in compliance with all financial covenants of the Credit Agreement and had no restrictions on the payment of dividends or return of capital.

At July 29, 2011, there was $441.8 million available for borrowings under the Credit Agreement.   Outstanding letters of credit issued under the Credit Agreement, which count toward the $700.0 million credit limit, totaled $258.2 million.  At July 29, 2011, and October 29, 2010, there were no outstanding direct borrowings under the Credit Agreement.

The LeTourneau acquisition was funded in part by utilizing the full $500.0 million commitment under the term loan commitment (the “Term Loan”) dated June 16, 2011.  The Term Loan requires quarterly principal payments beginning September 20, 2011 and matures June 16, 2016.  The Term Loan contains terms and conditions that are substantially similar to the terms and conditions of the Credit Agreement.  Outstanding borrowings for the Term Loan bear interest equal to Eurodollar rate plus a margin that varies with the company's credit rating and base rate Loans (defined as the higher of the prime rate, Federal Funds Effective Rate plus 0.5% or one month Eurodollar Rate plus 1.0%) plus a margin that varies with the company's credit rating.  The Term Loan requires the maintenance of certain financial covenants, including leverage and interest coverage ratios.  At July 29, 2011, we were in compliance with all financial covenants of the Term Loan.

On July 11, 2011 we entered into a share Purchase Agreement (“SPA”) to acquire approximately 41.1% of the outstanding common stock of International Mining Machinery Holdings Ltd., a Hong Kong listed designer and manufacturer of underground and coal mining equipment located in China.  Pursuant to Rule 26.1 of the Hong Kong Takeovers Code, upon receipt of regulatory approval and closing of the purchase under the SPA, we will be required to make an offer for the remaining IMM shares.  In conjunction with the SPA, we entered into a $1.5 billion senior unsecured bridge term loan facility (the “Bridge Loan Agreement”).  Under the Bridge Loan Agreement we have the ability to draw up to a maximum of $650.0 million on the closing date of the SPA and subsequently in multiple draws of no less the $10.0 million at any time during the period beginning on the commencement of the mandatory tender offer and ending on the date on which all amounts payable with respect to the tender offer have been paid.  Any unused commitments of the Bridge Loan Agreement shall expire on the earlier of (i) the date on which the SPA is terminated without the Purchase having been consummated, (ii) March 11, 2012, unless the purchase is consummated on or prior to such date, (iii) the date that is 90 days following the 41% purchase date, as defined in the Bridge Loan Agreement, (iv) the date on which all amounts payable pursuant to the tender offer have been paid, (v) the date on which the commitments are terminated, reduced or prepaid, or (vi) May 11, 2012.  Outstanding borrowings bear interest equal to Eurodollar rate plus a margin that varies with the credit rating and base rate loans (defined as the higher of the prime rate, Federal Funds Effective Rate plus 0.5% or one month Eurodollar Rate plus 1.0%) plus a margin that varies with the credit rating.  We also pay a commitment fee ranging from 0.25% to 0.375% on the undrawn portion of the credit facility based on our credit rating.  The Bridge Loan Agreement requires the maintenance of certain financial covenants, including leverage and interest coverage ratios that are substantially similar to those in the Credit Agreement.  At July 29, 2011, no amounts were outstanding under the Bridge Loan Agreement and we were in compliance with all financial covenants of the Bridge Loan Agreement.